                                            ***TEXT OMITTED AND FILED SEPERATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                         UNDER 17, C.F.R. SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24b-2


                      SECOND AMENDMENT TO LONZA AGREEMENT


         THIS SECOND AMENDMENT is made the 30th day of June, 1997 to an Agreement dated 20 August 1996, and amended 18th November 1996, ("the Agreement") between COULTER PHARMACEUTICAL, INC. of 550, California Avenue, Suite 200, Palo Alto, CA 94306, USA ("the Customer") and LONZA BIOLOGICS PLC of 228 Bath Road, Slough, Berkshire, SL1 4DY, England ("Lonza").

                                    WHEREAS:

         A. The parties entered into the Agreement pursuant to which Lonza agreed to provide Services to the Customer to develop a Process for production of Product; and

         B. Customer now wishes Lonza to perform certain additional Services in association with the above mentioned development and manufacture of Product; and

         C. Lonza is prepared to provide such additional Services on the terms and conditions set out herein.

         NOW, THEREFORE, it is hereby agreed to amend the terms of the Agreement as follows:


                                       1.

         2.  A new Stage 12 shall be added to Schedule 2 as follows:

             "Stage 12 - Production and Characterisation of a Post-Production Cell Bank for the Cell Line.

             12.1     OBJECTIVES

                      12.1.1 To prepare Post-Production Cell Banks from the Cell Line.

                      12.1.2 To characterise one Post-Production Cell Bank.

             12.2     ACTIVITIES

                      12.2.1 Take [. . . *** . . .].

                      12.2.2 Select [. . . *** . . .] for further
characterisation.

                      12.2.3 Characterise the cells from the selected [. . . ***. . .] in the following tests:

                             [. . . *** . . .]

                      12.2.4 Issue cell bank testing results to the Customer.

             12.3     TIMESCALE

             As at the date of signature of this amendment [. . . *** . . .]."

* CONFIDENTIAL TREATMENT REQUESTED

                                       2.

         2.  A new Stage 13 shall be added to Schedule 2 as follows:

             "Stage 13 - Consistency Studies on Manufacture of Product

             13.1     OBJECTIVES

                      13.1.1 To demonstrate batch to batch consistency of [. . .*** . . .] and Product [. . . *** . . .].

                      13.1.2 To demonstrate batch to batch consistency of [. . .*** . . .] and Product [. . . *** . . .].

                      13.1.3 To determine the [. . . *** . . .].

                      13.1.4 To evaluate the [. . . *** . . .].

             13.2     ACTIVITIES

                      13.2.1 Agree GLP protocols for the consistency studies with the Customer.

                      13.2.2 Prepare a sampling schedule for [. . . *** . . .]. These samples are in addition to the routine samples collected for GMP compliance. [. . . *** . . .].

                      Record [. . . *** . . .] to provide [. . . *** . . .].

                      13.2.3 Analyse the samples [. . . *** . . .], as detailed in the agreed protocols.

                      13.2.4 Carry out [. . . *** . . .]. Summarise and review the key analytical and technical data as follows:

                            [. . . *** . . .]

                      13.2.5 Prepare a sampling schedule for [. . . *** . . .].

                      Record [. . . *** . . .].

                      13.2.6 Analyse the samples [. . . *** . . .]. The assays to be performed will be as set out below.

         Note: The Customer [. . . *** . . .].

* CONFIDENTIAL TREATMENT REQUESTED

                                       3.

           SCHEDULE OF SAMPLES TO BE ASSAYED IN THE CONSISTENCY STUDY
                                 (PURIFICATION)

===============================================================================================================================
           Assay      [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
PROCESS SAMPLES:

===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================

===============================================================================================================================
           Assay      [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
PROCESS SAMPLES:
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================
        [...***...]   [...***...]    [...***...]    [...***...]    [...***...]    [...***...]    [...***...]     [...***...]
===============================================================================================================================

                              T = Test X = Not Test

* CONFIDENTIAL TREATMENT REQUESTED

                                       4.

                      13.2.7 Determine [. . . *** . . .] where assays have been performed according to activity 13.2.6.

                      13.2.8 Where appropriate, determine [. . . *** . . .]. Assess from [. . . *** . . .]

                      13.2.9 Carry out [. . . *** . . .]. Summarise and review the key technical data as follows:

                             [. . . *** . . .]

                      13.2.10 Issue a report of activities at Lonza to the Customer.

                      Note: Summaries of [. . . *** . . .] results for [. . . *** . . .] will be presented in the regulatory dossier, to be prepared under Stage 19, not in this report.

             13.3     TIMESCALE

             Stage 13 shall be complete upon issue of the report of activities to the Customer (Section 13.2.10). It is estimated that this report will be issued [. . . *** . . .] from the approval of the study protocol by the Customer (13.2.1), provided that [. . . *** . . .] under Stage 5 of the Services and the sampling (13.2.2) has also been completed by that time."

* CONFIDENTIAL TREATMENT REQUESTED

                                       5.

         3.  A new Stage 14 shall be added to Schedule 2 as follows:

         "Stage 14 - Stability of Partially Purified Product at Stages during the Manufacturing Process (Intermediates Stability Study).

             14.1     OBJECTIVE

                      14.1.1 To investigate the stability of Product
[. . . *** . . .] to [. . . *** . . .] and provide an estimate of the stability of Product intermediates.

             14.2     ACTIVITIES

                      14.2.1 Agree a GLP protocol for the study with the Customer.

                      14.2.2 Collect in-process samples of [. . . *** . . .] from [. . . *** . . .].

                      14.2.3 At appropriate time points [. . . *** . . .].

                      14.2.4 At the final time point, [. . . *** . . .]:

                           [. . . *** . . .]

                      [. . . *** . . .].

                      14.2.5 Confirm [. . . *** . . .].

                      14.2.6 Send [. . . *** . . .] for the [. . . *** . . .] to
perform assays as appropriate.

                      14.2.7 Issue a report of the activities at Lonza to the Customer.

             14.3     TIMESCALE

                      Stage 14 shall be complete upon issue of the report of activities (activity 14.2.6) to the Customer. It is estimated that this report will be issued [. . . *** . . .] from commencement of activities."

* CONFIDENTIAL TREATMENT REQUESTED

                                       6.

         4.  A new Stage 17a shall be added to Schedule 2 as follows:

                  "Stage 17a - Validation of A280 and Protein A Product Release Assays for Bulk Purified Product

             17a.1    OBJECTIVE

                      To validate A280 and Protein A Product release assays [. . . *** . . .]. Data will be generated by [. . . *** . . .]. [. . . *** . . .]
will be used for [. . . *** . . .]. The studies will be carried out to GMP/GLP and [. . . *** . . .].

             17a.2    ACTIVITIES

                      17a.2.1 Protein A Assay

                             Agree GMP study protocol with the Customer. Carry
out validation of the assay for Protein A. [. . . *** . . .]. The following studies will be performed:

                            [. . . *** . . .]

                      17a.2.2 A280 Assay

                             Agree a GMP study protocol with the Customer.
Validate the Lonza A280 assay for Product.

                      17a.2.3 Performance Review

                             Review performance of the assays [. . . *** . . .].

                      17a.2.4 Prepare reports and submit to the Customer.

             17a.3    TIMESCALE

                      Each assay programme will be complete upon issue of the report for each assay programme to the Customer. Stage 17a shall be complete upon the issue of the final assay programme report to the Customer. It is estimated that Stage 17a will take approximately [. . . *** . . .] to complete."

* CONFIDENTIAL TREATMENT REQUESTED

                                       7.

         5.  A new Stage 18 will be added to Schedule 2 as follows:

         "Stage 18 Analytical Cloning of the Cell Line

             18.1     OBJECTIVES

                      18.1.1 To assess the clonality of the Cell Line by [. . . *** . . .].

             18.2     ACTIVITIES

                      18.2.1 Prepare a GLP study protocol and review with the Customer.

                      18.2.2 Carry out [. . . *** . . .].

                      18.2.3 Carry out [. . . *** . . .].

                      18.2.4 Analyse [. . . *** . . .].

                      18.2.5 Issue a report of activities to the Customer.

             18.3     TIMESCALE

                      Stage 18 will be complete on issue of the report of activities and it is estimated that this will be issued [. . . *** . . .] from commencement of Stage 18."

* CONFIDENTIAL TREATMENT REQUESTED

                                       8.

         6.       The following Clauses shall be added to Schedule 4:

                  6.1 "Any proposed amendments to the GLP or GMP study protocols under which activities in Stages 13, 14, 15, 16 and 17 of the Services are being performed by Lonza, that Lonza consider to be significant, shall be submitted to the Customer prior to implementation for approval by the Customer. The Customer shall notify Lonza within 5 days of receipt of a proposed amendment its approval or otherwise, if no response is received Lonza shall consider the amendment to be approved. All deviations to the said GLP or GMP study protocols shall be notified to the Customer, and follow-up actions will be agreed between Lonza and the Customer."

                  6.2 "Lonza will notify the Customer in advance, in writing, of any proposed changes to the activities outlined in Schedule 2 of the Services. The Customer will review the proposed changes and inform Lonza within 7 days of receiving such notification of its approval or otherwise of the proposed changes. Lonza will not change the work programme outlined in Schedule 2 unless by agreement with the Customer."

                  6.3 "Lonza will inform the Customer of any significant GMP deviations during performance of the Services within 48 hours of the occurrence of the deviation."

         7.       The following shall be added to Clauses 1 and 2 of Schedule 3:

                  "1       Price

                           In consideration for Lonza carrying out the Services
as detailed in Schedule 2 (Stages 12, 13, 14, 17a and 18) the Customer shall pay Lonza as follows:-

=============================================================================
                                                          PRICE (UK
                           STAGE                          STERLING)
-----------------------------------------------------------------------------
Stage 12 - Production and Characterisation of a Post-     L.[...***...](1)
Production Cell Bank for the Cell Line
-----------------------------------------------------------------------------
Stage 13 - Consistency Studies on Manufacture of          L.[...***...]
Product
-----------------------------------------------------------------------------
Stage 14 - Stability of Partially Purified Product at     L.[...***...]
Stages during the Manufacturing Process
(Intermediates Stability Study)
-----------------------------------------------------------------------------
Stage 17a- Validation of A280 and Protein A Product
Release Assays for Bulk Purified Product
-----------------------------------------------------------------------------
                                        A280              L.[...***...]
                                        Protein A         L.[...***...]
-----------------------------------------------------------------------------
Stage 18 - Analytical Cloning of the Cell Line            L.[...***...]
=============================================================================

    (1)The Price for this Stage does not include Testing Laboratory charges which will be passed on directly to the Customer.

* CONFIDENTIAL TREATMENT REQUESTED

                                       9.

         2.       PAYMENT

                  Payment by the Customer of the Price for Stages 12, 13, 14, 17a and 18 shall be made against Lonza's invoices as follows:

                  2.1 For Stage 12

                      50% (L.[...***...]) upon commencement of Stage 12 50% (L.[...***...]) upon completion of Stage 12 Testing House Laboratory charges will be invoiced on completion of Stage 12.

                  2.2 For Stage 13

                      50% (L.[...***...]) upon commencement of Stage 13 50% (L.[...***...]) upon completion of Stage 13

                  2.3 For Stage 14

                      50% (L.[...***...]) upon commencement of Stage 14 50% (L.[...***...]) upon completion of Stage 14

                  2.4 For Stage 17a

                      50% of the total Price for Stage 17a (L.[...***...]) upon commencement of Stage 17a
                      50% of the Price for the A280 assay (L.[...***...]) upon completion of the Services on the A280 assay.
                      50% of the Price for the Protein A assay (L.[...***...]) upon completion of the Services on the Protein A assay.

                  2.5 For Stage 18

                      50% (L.[...***...]) upon commencement of StaGE 18 50% (L.[...***...]) upon completion of Stage 18"

* CONFIDENTIAL TREATMENT REQUESTED

                                       10.

         8. Save as expressly provided herein, the terms and conditions of the Agreement shall continue in full force and effect.

         AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.

Signed for and on behalf of:


LONZA BIOLOGICS                             COULTER PHARMACEUTICAL INC.

By:    /s/ Simon Sturge                     By:    /s/ Michael F. Bigham
  -----------------------------               ---------------------------------
Title: Chief Executive Officer              Title: President and Chief Executive
     --------------------------                  -------------------------------
                                                   Officer
                                                 -------------------------------


                                       11.